SHAREHOLDER LETTER

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Your Fund's Objective: Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the six months ended February 29, 2000.

ECONOMIC OVERVIEW


During this time, many Asian countries recovered from recent economic crises, Europe experienced renewed economic growth and the U.S. economy continued its remarkable expansion. U.S. gross domestic product increased at robust annualized rates of 5.7% and 7.3% in the third and fourth quarters of 1999, respectively, while inflation remained relatively muted.

However, worldwide recovery placed upward pressure on U.S. interest rates, which rose during the reporting period. In an environment of unabated economic growth and rising oil prices, the Federal Reserve Board raised the federal funds target rate two times during the reporting period to 5.75%, in an effort to head off inflationary tendencies.

Most financial asset classes and the fixed income markets, in particular, underwent challenging times during the six months under review, as the Dow Jones(R) Industrial Average fell 5.9%, while the Standard & Poor's(R) (S&P(R)) 500 Index managed only a 4.1% gain. The asset classes that comprise the majority of the fund's assets also suffered during this period. The Chase High Yield Index returned 0.3%, while the S&P Electrical Companies Index posted a return of -19.4%. In this difficult environment, the Trust's cumulative total return for the six months under review was -4.35% based on the change in net asset value, and -20.32% based on the change in market price on the New York Stock Exchange.(1)

CONTENTS



Shareholder Letter .........................................  1
Performance Summary ........................................  6
Dividend Reinvestment and Cash Purchase Plan ...............  8
Financial Highlights & Statement of Investments ............ 12
Financial Statements ....................................... 19
Notes to Financial Statements .............................. 23




All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 13.

PORTFOLIO BREAKDOWN
As a % of Total Market Value
2/29/00

Corporate Bonds     66.37%

Utilities Stocks    20.12%

Misc. Equities & Preferred Stocks 7.68%

Foreign Government
U.S. Dollar-Denominated Bonds 1.70%

Natural Resources Equities &
Preferred Stocks    1.09%

Convertible Bonds   0.99%

Foreign Government Agencies   0.20%

Cash & Equivalents  1.85%



SECTOR DISCUSSIONS

TELECOMMUNICATIONS

The telecommunications sector once again delivered one of the strongest performances in the high yield universe over the reporting period. Increasing Internet usage drove demand for greater bandwidth or faster data transmission rates, creating a tremendous opportunity for companies providing this capacity. Seeking to take advantage of this demand, we added to our position in PSINet Inc., an Internet service provider that is evolving into an Internet supercarrier. We also initiated a position in Williams Communications Group Inc., a wholesale bandwidth provider. As the cost of bandwidth comes down, we expect demand to grow at an increasing rate. This positive dynamic and the Internet's continued growth should benefit the Trust.

CABLE (CONSUMER SERVICES IN SOI)

The cable fixed-income sector once again displayed its defensive characteristics and performed well over the period. Continuing consolidation, both domestically and in the U.K., buoyed performance. We expect U.S. consolidation to slow, as many business mergers and acquisitions have already occurred. Nevertheless, launches for new products, such as cable modems and digital set-top boxes, should create further growth opportunities. In Europe, deregulation and sales of non-core assets by traditional telecommunications companies should increase the pace of consolidation. During the reporting period, we added to our position in Charter Communications Holdings LLC, a domestic cable company that has been actively consolidating cable systems. The Trust increased its holding in the U.K.'s Telewest Communications PLC, which announced its intention to acquire Flextech PLC, a programming supplier, as well as the remaining 50% of Cable London that it did not already own. We also initiated a position in Century Communications Corp., a domestic cable operator. We believe the cable industry's capacity to sustain earnings during difficult economic times, combined with the potential upside of its high-yield bonds being called at a premium or being bought by an investment-grade company, make it an attractive in vestment going forward.

(1). Index includes reinvested dividends. One cannot invest directly in an index.

CHEMICALS (PROCESS INDUSTRIES IN SOI)

We believe the chemical sector is poised for a rebound, assuming that 1999's negative cash flow margins represented the low point for many commodity products, and that Asia's recovery will boost demand for chemicals. In this cyclical sector, we invested in the debt of what we believe are high-quality companies with sufficient liquidity to survive another downturn -- even though we do not expect one. Generally, we take a contrarian investment approach to the chemical sector. In our opinion, the reporting period's valuations did not reflect various companies' upside potential once the cycle turns. In an effort to take advantage of improving fundamentals, we purchased Georgia Gulf Corp. bonds. Georgia Gulf Corp., which produces PVC and other chemicals, has a proven history of improving its debt profile during strong markets.



TOP 10 HOLDINGS
As a % of Total Market Value
2/28/99 vs. 2/29/00

2/29/00
------------------------------------------------------------------------
Millicom International Cellular SA                              1.80%

Avecia Group PLC                                                1.77%

Republic of Brazil                                              1.70%

Edison International                                            1.69%

Arch Communications Group Inc.                                  1.67%

Southern Co.                                                    1.60%

Texas Utilities Co.                                             1.60%

Consolidated Container Co. LLC                                  1.58%

Magnum Hunter Resources Inc.                                    1.54%

Duke Energy Corp.                                               1.51%



2/28/99
-----------------------------------------------------------------------
Texas Utilities Co.                                             2.54%

Cinergy Corp.                                                   1.92%

Dominion Resources Inc.                                         1.85%

Southern Co.                                                    1.67%

Duke Energy Corp.                                               1.64%

Nextel Communications Inc.                                      1.62%

Outdoor Systems Inc.                                            1.55%

Comcast Cellular Corp.                                          1.46%

Sinclair Capital                                                1.43%

Dobson/Sygnet Communications Co.                                1.39%

WIRELESS (TELECOMMUNICATIONS IN SOI)

The wireless sector continued to grow at a solid pace, increasing its penetration rate in the U.S. market from 25% at the end of 1998 to an expected 31% at the end of 1999. The expanding market enabled many companies to generate strong revenue growth. During the reporting period, Nextel Communications Inc. made strides in signing up subscribers and raising additional funds to build out its network. We sold short-term Nextel bonds in favor of longer-maturity bonds to participate more fully in the company's expected upside potential. Consolidation also continued to boost the sector. We believe VoiceStream Wireless Corp., whose bonds we purchased during the six-month review period, stands at the forefront of the industry's PCS segment consolidation.

ELECTRIC UTILITIES

Electric utility stocks, which are sensitive to rising interest rates, posted another period of weak performance. Such stocks tend to behave like fixed-income assets, and fall as interest rates rise. In such an environment, they remained out of favor with investors. Despite utilities stocks' disappointing returns, we believe the better growth opportunities created by deregulation should improve the industry's outlook. Seeking to participate in this growth, we invested in utilities that are expected to profit from further deregulation.

WHAT'S AHEAD

Various indicators show the economy continuing its strong growth, extending what is already a record expansion. As recent Fed actions failed to slow economic growth, further interest-rate increases are expected. In a rising interest-rate environment, the high coupons and relatively short maturities of high yield bonds should help them outperform other fixed-income asset classes. Should the Fed's actions succeed in slowing down the economy, more defensive assets such as utility stocks could return to favor among investors. In the meantime, high yield bond and utility stock valuations remain attractive on a historical basis. As the fundamentals for both asset classes remain favorable, the Trust expects to continue to find attractive investment opportunities.



Sincerely,


/s/ Christopher Molumphy


Christopher Molumphy
Senior Portfolio Manager
Franklin Universal Trust


/s/ Glenn I. Voyles


Glenn I. Voyles
Portfolio Manager
Franklin Universal Trust



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's current 6.7 cent ($0.067) per share monthly dividend and the NYSE closing price of $6.50 on February 29, 2000.


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Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


SIX-MONTH PERFORMANCE SUMMARY AS OF 2/29/00

Distributions will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.


PERFORMANCE

Six-Month Total Return              -4.35% (Based on change in Net Asset Value)
                                    -20.32% (Based on change in Market Price)

Net Asset Value (NAV)               (2/29/00)                                       (8/31/99)
                                     $8.00                                          $8.91
Change in NAV                       -$0.91
Market Price (NYSE)                 (2/29/00)                                       (8/31/99)
                                     $6.500                                         $8.688
Change in Market Price              -$2.188
Distributions (9/1/99 - 2/29/00)    Dividend Income                                 $0.4020
                                    Short-Term Capital Gain                         $0.0573
                                    -------------------------------------------------------
                                    Total                                           $0.4593


ADDITIONAL PERFORMANCE
AS OF 3/31/00

                                                                                                INCEPTION
                                               1-YEAR           5-YEAR         10-YEAR          (9/23/88)
                                               ------           ------         -------          ---------
Cumulative Total Return(1)
 Based on change in net asset value            -3.02%          +47.08%         +192.46%          +198.58%
 Based on change in market price              -17.01%          +34.12%         +166.13%          +136.04%

Average Annual Total Return(1)
 Based on change in net asset value            -3.02%           +8.02%          +11.33%            +9.96%
 Based on change in market price              -17.01%           +6.05%          +10.28%            +7.74%

AS OF 2/29/00
Distribution Rate(2)                                    12.37%



Past performance does not guarantee future results.



PORTFOLIO OPERATIONS


CHRISTOPHER MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.



GLENN I. VOYLES
Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PNC Bank, N.A. (the "Plan Agent"),
Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Bank, N.A. and sent to PNC Bank, N.A., Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.


FRANKLIN UNIVERSAL TRUST
Financial Highlights


                                                     SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                                     FEBRUARY 29, 2000    ---------------------------------------------------------
                                                        (UNAUDITED)         1999        1998        1997        1996         1995
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $   8.91         $   9.28    $  10.20    $   9.53    $   9.36     $   8.71
                                                     ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                        .41              .82         .85         .86         .82          .85
 Net realized and unrealized gains (losses)                  (.86)            (.35)       (.63)        .65         .20          .61
                                                     ------------------------------------------------------------------------------
Total from investment operations                             (.45)             .47         .22        1.51        1.02         1.46
                                                     ------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (.40)            (.84)       (.80)       (.83)       (.85)        (.81)
 Net realized gains                                          (.06)              --        (.34)       (.01)         --           --
                                                     ------------------------------------------------------------------------------
Total distributions                                          (.46)            (.84)      (1.14)       (.84)       (.85)        (.81)
                                                     ------------------------------------------------------------------------------
Net asset value, end of period                           $   8.00         $   8.91    $   9.28    $  10.20    $   9.53     $   9.36
                                                     ===============================================================================
Market value, end of period(a)                           $  6.500         $  8.688    $  9.250    $  9.500    $  9.125     $  8.875
                                                     ===============================================================================
Total return (based on market value per share)(b)          (20.32%)           2.95%       9.40%      14.00%      12.84%       20.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                        $215,246         $239,537    $248,419    $273,173    $255,200     $250,734
Ratios to average net assets:
 Expenses                                                    3.08%d           2.92%       2.63%       2.72%       2.80%        2.97%
 Net investment income                                       9.76%d           8.86%       8.29%       8.74%       8.56%        9.59%
Portfolio turnover rate                                     15.40%           31.62%      36.66%      51.48%      19.24%       27.41%
Total debt outstanding at end of period (000's)          $ 75,000         $ 75,000    $ 75,000    $ 74,987    $ 74,974     $ 74,961
Asset coverage per $1,000 of debt                        $  3,870         $  4,194    $  4,312    $  4,643    $  4,404     $  4,345
Average amount of notes per share during the period      $   2.79         $   2.79    $   2.80    $   2.80    $   2.80     $   2.80


(a)  Based on the last sale on the New York Stock Exchange.

(b)  Total return is not annualized for periods less than one year.

(c)  Based on average shares outstanding effective August 31, 1999.

(d)  Annualized


                       See notes to financial statements.


FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED)

                                                                                                             SHARES/
                                                                                                            WARRANTS/
                                                                                             COUNTRY          RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS, AND RIGHTS 30.9%
    CONSUMER NON-DURABLES .4%
    Nabisco Group Holdings Corp. .........................................................  United States       54,000  $   465,750
    R.J. Reynolds Tobacco Holdings Inc. ..................................................  United States       18,000      324,000
                                                                                                                        -----------
                                                                                                                            789,750
                                                                                                                        -----------
    CONSUMER SERVICES
    Marriott International Inc., A .......................................................  United States        1,504       41,454
                                                                                                                        -----------
    ENERGY MINERALS .9%
(a) Abraxas Petroleum Corp. ..............................................................  United States      196,740      270,518
(a) Abraxas Petroleum Corp., rts., 11/01/04 ..............................................  United States      196,740       98,370
(a) McMoRan Exploration Co. ..............................................................  United States        1,800       36,000
(a) Santa Fe Snyder Corp. ................................................................  United States       14,935      112,013
    Ultramar Diamond Shamrock Corp. ......................................................  United States       66,600    1,444,388
                                                                                                                        -----------
                                                                                                                          1,961,289
                                                                                                                        -----------
    INDUSTRIAL SERVICES .2%
(a) R&B Falcon Corp. 144A, wts., 5/01/09 .................................................  United States        1,250      343,750
                                                                                                                        -----------
    NON-ENERGY MINERALS .4%
    AngloGold Ltd., ADR ..................................................................  South Africa        30,446      780,179
    Freeport-McMoRan Copper & Gold Inc., A ...............................................  United States        4,500       57,656
(a) Gulf States Steel Inc., wts., 4/15/03 ................................................  United States        4,000            4
                                                                                                                        -----------
                                                                                                                            837,839
                                                                                                                        -----------
    PROCESS INDUSTRIES .1%
(a) Gaylord Container Corp., wts., 11/01/02 ...............................................  United States       46,137      242,219
                                                                                                                        -----------
    PRODUCER MANUFACTURING .3%
(a) Harvard Industries Inc. ..............................................................  United States      109,618      712,517
                                                                                                                        -----------
    TELECOMMUNICATIONS 3.8%
    BellSouth Corp. ......................................................................  United States       81,200    3,308,900
    GTE Corp. ............................................................................  United States       25,000    1,475,000
(a) Loral Space & Communications Ltd., wts., 1/15/07 .....................................  United States        5,000       35,717
(a) Poland Telecom Finance, 144A, wts., 12/01/07 .........................................  Poland               3,000        9,150
    U.S. West Inc. .......................................................................  United States       45,500    3,304,438
                                                                                                                        -----------
                                                                                                                          8,133,205
                                                                                                                        -----------
    UTILITIES 24.8%
    American Electric Power Co. Inc. .....................................................  United States       93,300    2,624,063
    CMS Energy Corp. .....................................................................  United States       12,900      216,075
    Conectiv Inc. ........................................................................  United States       18,800      267,900
    Constellation Energy Group Inc. ......................................................  United States       94,500    2,811,375
    Dominion Resources Inc. ..............................................................  United States       24,557      900,935
    DTE Energy Co. .......................................................................  United States       50,000    1,509,375
    Duke Energy Corp. ....................................................................  United States       90,000    4,365,000
    Edison International .................................................................  United States      185,600    4,883,600
    Florida Progress Corp. ...............................................................  United States       50,000    2,131,250
    FPL Group Inc. .......................................................................  United States      100,000    3,862,500
    Montana Power Co. ....................................................................  United States       80,000    3,150,000
    New Century Energies Inc. ............................................................  United States       50,000    1,353,125

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)


                                                                                                             SHARES/
                                                                                                            WARRANTS/
                                                                                             COUNTRY          RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS, AND RIGHTS (CONT.)
    UTILITIES (CONT.)
    New England Electric System ..........................................................  United States       48,600  $ 2,624,400
    Northwestern Corp. ...................................................................  United States       92,000    2,081,500
    PECO Energy Co. ......................................................................  United States       70,000    2,611,875
    Pinnacle West Capital Corp. ..........................................................  United States       90,000    2,486,250
    Reliant Energy Inc. ..................................................................  United States       96,200    1,978,113
(a) SCANA Corp. ..........................................................................  United States       31,551      751,308
    Southern Co. .........................................................................  United States      208,800    4,632,750
    Texas Utilities Co. ..................................................................  United States      141,500    4,616,438
    Unicom Corp. .........................................................................  United States       66,000    2,495,625
    Utilicorp United Inc. ................................................................  United States       64,000    1,048,000
                                                                                                                        -----------
                                                                                                                         53,401,457
                                                                                                                        -----------
    TOTAL COMMON STOCKS, WARRANTS, AND RIGHTS (COST $63,140,743) .........................                               66,463,480
                                                                                                                        -----------
    PREFERRED STOCKS 3.4%
    CONSUMER SERVICES 1.7%
    Sinclair Capital, 11.625%, pfd .......................................................  United States       40,000    3,610,000
                                                                                                                        -----------
    INDUSTRIAL SERVICES .6%
    R&B Falcon Corp., 13.875%, pfd., PIK .................................................  United States        1,389    1,430,196
                                                                                                                        -----------
    PROCESS INDUSTRIES 1.1%
    Asia Pulp & Paper Co. Ltd., pfd., 12.00%, 12/29/49 ...................................  Indonesia        4,000,000    2,380,000
                                                                                                                        -----------
    TOTAL PREFERRED STOCKS (COST $9,327,730) .............................................                                7,420,196
                                                                                                                        -----------
    CONVERTIBLE PREFERRED STOCKS 4.5%
    CONSUMER NON-DURABLES .5%
    Ralston Purina Group, 7.00%, cvt. pfd ................................................  United States       44,600    1,070,400
                                                                                                                        -----------
    CONSUMER SERVICES 1.1%
    MediaOne Group Inc., 7.00%, cvt. pfd .................................................  United States       44,400    2,422,575
                                                                                                                        -----------
    REAL ESTATE INVESTMENT TRUST .6%
    Archstone Communities Trust, $1.75, cvt. pfd., A .....................................  United States       45,000    1,209,375
                                                                                                                        -----------
    TRANSPORTATION .3%
    Canadian National Railway Co., 5.25%, cvt. pfd .......................................  Canada              16,000      640,000
                                                                                                                        -----------
    UTILITIES 2.0%
    CMS Energy Trust I, 7.75%, cvt. pfd ..................................................  United States       70,000    2,450,000
    Utilicorp United Inc., 9.75%, cvt. pfd ...............................................  United States       91,000    1,871,188
                                                                                                                        -----------
                                                                                                                          4,321,188
                                                                                                                        -----------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $12,098,322) ................................                                9,663,538
                                                                                                                        -----------

                                                                                                            PRINCIPAL
                                                                                                            AMOUNT(d)
                                                                                                            ---------
    BONDS 93.1%
    COMMERCIAL SERVICES 2.8%
(c) AmeriServe Food Distribution Inc., senior sub note, 8.875%, 10/15/06 .................  United States   $1,000,000      135,000
(c) AmeriServe Food Distribution Inc., senior sub note, 10.125%,  10.125% ................  United States    2,700,000       94,500

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
                                                                                              COUNTRY       AMOUNT(d)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   COMMERCIAL SERVICES (CONT.)
   Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ..............................  United States   $3,500,000  $ 3,263,750
   Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ...........................  United Kingdom   2,800,000    2,450,000
                                                                                                                        -----------
                                                                                                                          5,943,250
                                                                                                                        -----------
   CONSUMER DURABLES 1.0%
   E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ............................  United States    1,750,000      708,750
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .....................  United States    3,500,000    1,400,000
                                                                                                                        -----------
                                                                                                                          2,108,750
                                                                                                                        -----------
   CONSUMER NON-DURABLES 3.7%
   Packaged Ice Inc., senior sub. note, B, 9.75%, 2/01/05 ................................  United States    2,000,000    1,790,000
   Premier International Foods, senior note, 144A, 12.00%, 9/01/09 .......................  United States    4,000,000    3,900,000
   SFC New Holdings Inc., senior note, 11.25%, 8/15/01 ...................................  United States    2,000,000    1,760,000
   SFC New Holdings Inc., zero cpn. to 6/15/05, 11.00% thereafter, 12/15/09 ..............  United States       95,787           --
   Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ..............................  United States    2,000,000      610,000
                                                                                                                        -----------
                                                                                                                          8,060,000
                                                                                                                        -----------
   CONSUMER SERVICES 20.8%
   Advantica Restaurant Group, senior note, 11.25%, 1/15/08 ..............................  United States    1,598,325    1,142,802
   AMFM Inc., senior note, 8.00%, 11/01/08 ...............................................  United States    2,000,000    2,010,000
   AMFM Inc., senior sub. note, B, 8.75%, 6/15/07 ........................................  United States    2,000,000    2,012,500
(b) Atherton Franchise Capital, LP, 11.00%, 5/01/06 ......................................  United States    1,596,281    1,269,043
   Century Communications Corp., B, senior disc. note, 1/15/08 ...........................  United States    2,000,000      850,000
   Charter Communications Holdings LLC, 144A, zero cpn. to 01/15/05 11.75%
    thereafter, 01/15/10 .................................................................  United States    1,750,000    1,006,250
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92%
    thereafter, 4/01/11 ..................................................................  United States    4,750,000    2,766,875
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ..................................  United States    3,000,000    3,150,000
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ....................................  United Kingdom   3,000,000    2,925,000
   Family Restaurant Inc., senior note, 9.75%, 2/01/02 ...................................  United States    2,000,000      910,000
   Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
    thereafter, 8/15/07 ..................................................................  United States    4,000,000    3,225,000
   Hollinger International Inc., senior sub. note, 9.25%, 2/01/06 ........................  United States    1,000,000      950,000
   Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 .....................  United States    4,000,000    3,700,000
   LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00% thereafter,
    3/01/08 ..............................................................................  United States    2,000,000    1,290,000
   Lodgian Finance Corp., senior sub note, 12.25%, 7/15/09 ...............................  United States    4,000,000    3,820,000
   Park Place Entertainment, 144A, 9.375%, 2/15/07 .......................................  United States    3,500,000    3,960,000
   Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ..................................  United States    3,000,000    1,935,000
   Six Flags Entertainment Corp., senior unsecured note, 8.875%, 4/01/06 .................  United States    2,250,000    2,117,813
   Telewest Communications PLC, 144A, zero cpn. to 2/01/05, 11.375% thereafter, 2/01/10 ..  United Kingdom   3,500,000    2,065,000
   Telewest Communications PLC, senior disc. note, 144A, zero cpn. to 4/15/04, 9.25%
    thereafter, 4/15/09 ..................................................................  United Kingdom   1,500,000      900,000
   United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
    12.50% thereafter, 8/01/09 ...........................................................  Netherlands      5,250,000    2,835,000
                                                                                                                        -----------
                                                                                                                         44,840,283
                                                                                                                        -----------
   ENERGY MINERALS 5.6%
   Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 .............................  United States    2,310,000    2,067,450
   Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 ....................................  United States    4,000,000    1,820,000

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)


                                                                                                            PRINCIPAL
                                                                                              COUNTRY       AMOUNT(d)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   ENERGY MINERALS (CONT.)
   Magnum Hunter Resources Inc., senior note, 10.00%, 6/01/07 ............................  United States   $5,000,000  $ 4,450,000
   P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ..............................  United States      500,000      466,250
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .........................  United States    3,500,000    3,211,250
                                                                                                                        -----------
                                                                                                                         12,014,950
                                                                                                                        -----------
   FINANCE 1.3%
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .................................  United States    2,900,000    2,900,000
                                                                                                                        -----------
   GOVERNMENT BONDS 2.3%
   Republic of Brazil, 12.75%, 1/15/20 ...................................................  Brazil           5,000,000    4,906,250
                                                                                                                        -----------
   HEALTH SERVICES 3.1%
   Abbey Healthcare Group Inc., senior sub. note, 9.50%, 11/01/02 ........................  United States    3,100,000    3,026,375
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .......................  United States    2,300,000    1,886,000
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ........................................  United States    1,500,000    1,034,925
(c) Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 .............................  United States    3,200,000      640,000
                                                                                                                        -----------
                                                                                                                          6,587,300
                                                                                                                        -----------
   INDUSTRIAL SERVICES 4.0%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ......................  United States    3,700,000    3,145,000
   Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ....................  United States      500,000      521,875
   R&B Falcon Corp., senior note, 12.25%, 3/15/06 ........................................  United States    1,400,000    1,505,000
   RBF Finance Co., senior note, 11.375%, 3/15/09 ........................................  United States    1,200,000    1,272,000
   Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
     thereafter, 2/15/08 .................................................................  United States    3,550,000    2,076,750
                                                                                                                        -----------
                                                                                                                          8,520,625
                                                                                                                        -----------
   NON-ENERGY MINERALS 4.4%
   LTV Corp., senior note, 8.20%, 9/15/07 ................................................  United States    3,650,000    3,221,125
   Ormet Corp., senior secured note, 144A, 11.00%, 8/15/08 ...............................  United States    4,000,000    3,720,000
   Sheffield Steel Corp., first mortgage, B, 11.50%, 12/01/05 ............................  United States    2,000,000    1,670,000
   Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 ...................................  Canada           1,500,000      906,795
                                                                                                                        -----------
                                                                                                                          9,517,920
                                                                                                                        -----------
   PROCESS INDUSTRIES 11.3%
   Anchor Glass, first mortgage, 11.25%, 4/01/05 .........................................  United States    4,200,000    3,381,000
   Avecia Group PLC, 7/1/09, 11.00%, 7/01/09 .............................................  United Kingdom   5,000,000    5,125,000
   Consolidated Container Co. LLC, senior sub. note, 144A, 10.125%, 7/15/09 ..............  United States    4,500,000    4,567,500
   Container Corp. of America, senior note, A, 9.75%, 4/01/03 ............................  United States    3,000,000    3,052,500
   Georgia Gulf Corp., senior sub. note, 144A, 10.375%, 11/01/07 .........................  United States    2,000,000    2,070,000
   Huntsman ICI Chemicals LLC, 144A, 12/31/09 ............................................  United States    7,500,000    2,400,000
   Lyondell Chemical Co., 9.875%, 5/01/07 ................................................  United States    1,850,000    1,766,750
   Pindo Deli Finance Mauritius, senior note, 11.75%, 10/01/17 ...........................  Indonesia        3,000,000    1,957,500
                                                                                                                        -----------
                                                                                                                         24,320,250
                                                                                                                        -----------
   PRODUCER MANUFACTURING 3.9%
   Derlan Industries Ltd., senior note, 10.00%, 1/15/07 ..................................  Canada           1,165,000    1,144,613
   Nortek Inc., 8.875%, 8/01/08 ..........................................................  United States    1,000,000      922,500
   Nortek Inc., senior note, B, 9.125%, 9/01/07 ..........................................  United States    2,000,000    1,875,000


FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
                                                                                         COUNTRY       AMOUNT(d)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
PRODUCER MANUFACTURING (CONT.)
Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ...................  United States   $2,250,000       $  1,181,250
Terex Corp., 8.875%, 4/01/08 ........................................................  United States    1,000,000            875,000
Terex Corp., senior sub. note, 8.875%, 4/01/08 ......................................  United States    2,650,000          2,318,750
                                                                                                                        ------------
                                                                                                                           8,317,113
                                                                                                                        ------------
TECHNOLOGY SERVICES 1.4%
Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .................................  United States    3,100,000          3,022,500
                                                                                                                        ------------
TELECOMMUNICATIONS 24.9%
Arch Communications Group Inc., senior disc. note, zero cpn. to 3/15/01, 10.875%
 thereafter, 3/15/08 ................................................................  United States    6,000,000          4,830,000
Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 .............................  Canada           3,750,000          3,000,000
Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25%
 thereafter, 8/01/11 ................................................................  United States    5,000,000          3,100,000
Dobson/Sygnet Communications Co., 12.25%, 12/15/08 ..................................  United States    4,000,000          4,290,000
Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02, 11.25%
 thereafter, 7/15/07 ................................................................  United States    5,000,000          4,000,000
Level 3 Communications Inc., zero cpn to 12/01/03, 10.50% thereafter, 12/01/08 ......  United States    7,000,000          4,147,500
Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02, 12.50%
 thereafter, 1/15/07 ................................................................  United States    5,000,000          2,625,000
Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ...................................  United States    4,000,000          3,060,000
Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01, 13.50%
 thereafter, 6/01/06 ................................................................  Luxembourg       6,000,000          5,205,000
Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
 thereafter, 2/15/08 ................................................................  United States    5,000,000          3,600,000
NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 .........................  United States    2,000,000          1,930,000
NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ...........................  United States    2,000,000          1,870,000
Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 ............................  Poland           3,000,000          1,972,500
PSINet Inc., senior note, 11.00%, 8/01/09 ...........................................  United States    3,250,000          3,233,750
PSINet Inc., senior note, 144A, 10.50%, 12/01/06 ....................................  United States      700,000            682,500
VoiceStream Wireless Corp., senior disc. note, 144A, zero cpn. to 11/15/04, 11.875%
 thereafter, 11/15/09 ...............................................................  United States    3,500,000          2,187,500
Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ..................  United States    3,750,000          3,825,000
                                                                                                                        ------------
                                                                                                                          53,558,750
                                                                                                                        ------------
TRANSPORTATION 1.0%
American Commercial Lines LLC, senior note, B, 10.25%, 6/30/08 ......................  United States    2,500,000          2,200,000
                                                                                                                        ------------
UTILITIES 1.6%
AES Corp., senior note, 9.50%, 6/01/09 ..............................................  United States    2,000,000          1,975,000
ESCOM, E168, utility deb., 11.00%, 6/01/08...........................................  South Africa     4,350,000   ZAR      582,770
Global Telesystems Group Inc., cvt., 5.75%, 7/01/10 .................................  United States      900,000            930,372
                                                                                                                        ------------
                                                                                                                           3,488,142
                                                                                                                        ------------
TOTAL BONDS (COST $231,443,226) .....................................................                                    200,306,083
                                                                                                                        ------------

TOTAL LONG TERM INVESTMENTS (COST $316,010,021) .....................................                                    283,853,297
                                                                                                                        ------------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)


                                                                                         PRINCIPAL
                                                                                           AMOUNT                 VALUE
(e) REPURCHASE AGREEMENT 2.5% )
    Joint Repurchase Agreement, 5.733%, 03/01/00 (Maturity Value $5,338,251)
    (COST $5,337,401)                                                                   $   5,337,401          $   5,337,401
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paine Webber Inc.
    Paribas Corporation
    Societe Generale
    Warburg Dillon Read LLC
      Collateralized by U.S. Treasury Bills and Notes
    TOTAL INVESTMENTS (COST $321,347,422) 134.4% ...........................                                     289,190,698
                                                                                                               -------------
    OTHER ASSETS, LESS LIABILITIES (34.4%) .................................                                     (73,944,523)
                                                                                                               -------------
    NET ASSETS 100.0% ......................................................                                   $ 215,246,175
                                                                                                               =============

   CURRENCY ABBREVIATION:
   ZAR - South African Rand


(a)   Non-Income producing

(b)   See Note 8 regarding restricted securities.

(c)   See Note 7 regarding defaulted securities.

(d)   The principal amount is stated in U.S. dollars unless otherwise indicated

(e) Investment is through participation in a joint account with other funds managed by the investment advisor. At February 29, 2000, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.


FRANKLIN UNIVERSAL TRUST
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $321,347,422) ...................         $ 289,190,698
 Receivables from dividends and interest ...................................             5,149,942
 Note issuance costs (Note 3) ..............................................               139,477
                                                                                     -------------
    Total assets ...........................................................           294,480,117
                                                                                     -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................................             3,977,526
  Affiliates ...............................................................               183,434
  Notes (Note 3) ...........................................................            75,000,000
 Other liabilities .........................................................                72,982
                                                                                     -------------
    Total liabilities ......................................................            79,233,942
                                                                                     -------------
    Net assets, at value ...................................................           215,246,175
                                                                                     =============
Net assets consist of:
 Undistributed net investment income .......................................             3,045,766
 Net unrealized depreciation ...............................................           (32,157,182)
 Accumulated net realized loss .............................................            (3,615,662)
 Capital shares ............................................................           247,973,253
                                                                                     -------------
    Net assets, at value ...................................................         $ 215,246,175
                                                                                     =============
Net assets value per share ($215,246,175 / 26,897,361 shares outstanding) ..         $        8.00
                                                                                     =============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)


Investment income:
 Dividends .................................................................         $  2,474,435
 Interest ..................................................................           12,121,896
                                                                                     ------------
     Total investment income ...............................................           14,596,331
                                                                                     ------------
Expenses:
 Management fees (Note 4) ..................................................            1,133,686
 Transfer agent fees .......................................................               45,545
 Custodian fees ............................................................                1,784
 Reports to shareholders ...................................................               32,725
 Registration and filing fees ..............................................               16,196
 Professional fees .........................................................               24,686
 Trustees' fees and expenses ...............................................                8,086
 Amortization of note issuance costs .......................................               19,848
 Other .....................................................................                6,810
                                                                                     ------------
     Expenses before interest expense ......................................            1,289,366
     Interest expense (Note 3) .............................................            2,215,328
                                                                                     ------------
       Total expenses ......................................................            3,504,694
                                                                                     ------------
         Net investment income .............................................           11,091,637
                                                                                     ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ..............................................................           (1,880,271)
  Foreign currency transactions ............................................                 (569)
                                                                                     ------------
     Net realized loss .....................................................           (1,880,840)
 Net unrealized depreciation on:
  Investments ..............................................................          (21,147,156)
  Translation of assets and liabilities denominated in foreign currencies ..                 (536)
                                                                                     ------------
     Net unrealized depreciation ...........................................          (21,147,692)
                                                                                     ------------
Net realized and unrealized loss ...........................................          (23,028,532)
                                                                                     ------------
Net decrease in net assets resulting from operations .......................         $(11,936,895)
                                                                                     ============


                       See notes to financial statements.


FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED) AND THE YEAR ENDED AUGUST 31, 1999


                                                                                            SIX MONTHS ENDED        YEAR ENDED
                                                                                           FEBRUARY 29, 2000      AUGUST 31, 1999
                                                                                           -----------------      ---------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...........................................................         $  11,091,637         $  22,101,607
   Net realized gain (loss) from investments and foreign currency transactions .....            (1,880,840)              154,470
   Net unrealized depreciation on investments and translation of assets and
     liabilities denominated in foreign currencies .................................           (21,147,692)           (9,587,574)
                                                                                             -------------         -------------
      Net increase (decrease) in net assets resulting from operations ..............           (11,936,895)           12,668,503
 Distributions to shareholders from:
   Net investment income ...........................................................           (10,812,739)          (22,657,771)
   Net realized gains ..............................................................            (1,541,219)                   --
                                                                                             -------------         -------------
 Total distributions to shareholders ...............................................           (12,353,958)          (22,657,771)
 Capital share transactions (Note 2) ...............................................                    --             1,107,711
                                                                                             -------------         -------------
      Net decrease in net assets ...................................................           (24,290,853)           (8,881,557)
Net assets:
 Beginning of period ...............................................................           239,537,028           248,418,585
                                                                                             -------------         -------------
 End of period .....................................................................         $ 215,246,175         $ 239,537,028
                                                                                             =============         =============
Undistributed net investment income included in net assets:
 End of period .....................................................................         $   3,045,766         $   2,766,868
                                                                                             =============         =============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)


Cash flow from operating activities:
 Dividends and interest received .........................................            $  11,626,843
 Operating expenses paid .................................................               (1,327,696)
 Interest expense paid ...................................................               (2,215,328)
                                                                                      -------------
      Cash provided - operations .........................................                8,083,819
                                                                                      =============
Cash flow from investing activities:
 Investment purchases ....................................................             (891,394,351)
 Investment sales and maturities .........................................              895,664,490
                                                                                      -------------
      Cash provided - investments ........................................                4,270,139
                                                                                      =============
Cash flow from financing activities:
 Distributions to shareholders ...........................................              (12,353,958)
                                                                                      -------------
      Cash used - financing ..............................................              (12,353,958)
                                                                                      =============
Net change in cash .......................................................                       --
Cash at beginning of period ..............................................                       --
                                                                                      -------------
Cash at end of period ....................................................            $          --
                                                                                      =============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000

Net investment income ....................................................            $  11,091,637
 Amortization income .....................................................               (2,771,007)
 Amortization of note issuance costs .....................................                   19,848
 Decrease in dividends and interest receivable ...........................                 (198,481)
 Decrease in interest payable ............................................                       --
 Decrease in other liabilities ...........................................                  (58,178)
                                                                                      -------------
Cash provided - operations ...............................................            $   8,083,819
                                                                                      =============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

At February 29, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                        SIX MONTHS ENDED                YEAR ENDED
                                                        FEBRUARY 29, 2000             AUGUST 31, 1999
                                                        ------------------------------------------------
                                                        SHARES     AMOUNT         SHARES        AMOUNT
                                                        ------------------------------------------------
Shares issued in reinvestment of dividends                --          --          118,028     $1,107,711
                                                        ------------------------------------------------
Net increase                                              --          --          118,028     $1,107,711
                                                        ================================================


All reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 29, 2000.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At February 29, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $321,378,361 was as follows:

      Unrealized appreciation ...            $ 14,521,266
      Unrealized depreciation ...             (46,708,929)
                                             ------------
      Net unrealized depreciation            $(32,187,663)
                                             ============

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (continued)


5. INCOME TAXES (CONT.)

At August 31, 1999, the Fund had deferred capital loss occurring subsequent to October 31, 1998 of $3,702,327. For tax purposes, such loss will be reflected in the year ending August 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000 aggregated $45,621,981 and $45,083,233, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 69.8% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 29, 2000, the Fund held three defaulted securities with a value of $869,500 representing .40% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Consumer Services, Process Industries and Telecommunications industries. Such concentration may subject the Fund more significantly to economic changes occurring within those industries.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At February 29, 2000, the Fund held one restricted security as follows:

  PRINCIPAL                                                                     ACQUISITION
   AMOUNT      ISSUER                                                              DATE          COST           VALUE
------------------------------------------------------------------------------------------------------------------------
  1,596,281    Atherton Franchise Capital, LP, 11.00%, 5/01/06 ........           4/28/94      $1,596,281    $1,269,043